SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2002
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                        SAVVIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


             Delaware                   0-29375               43-1809960
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(State or Other Jurisdiction        (Commission File         (IRS Employer
of Incorporation or Organization)       Number)           Identification No.)


       12851 Worldgate Drive, Herndon, Virginia                   20170
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       (Address of Principal Executive Office)                  (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.

            The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated May 23, 2002, announcing the Company's receipt of a delisting notice from The Nasdaq Stock Market.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits.


            99.1     Press release, dated May 23, 2002.







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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SAVVIS COMMUNICATIONS CORPORATION



Date: May 23, 2002                   By:  /s/ David J. Frear
                                        ----------------------------------------
                                     Name:      David J. Frear
                                     Title:     Executive Vice President and CFO




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                                  EXHIBIT INDEX
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Exhibit No.              Description
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99.1                     Press release, dated May 23, 2002.